SUPPLEMENT DATED MAY 23, 2000

                             TO iSHARES, INC.

                                PROSPECTUS

                     AND STATEMENT OF ADDITIONAL INFORMATION

                             DATED MAY 22, 2000

     The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information of iShares, Inc., each dated May 22, 2000.

The iShares MSCI Malaysia (Free) Index Fund Has Been Re-Opened

     Effective May 26, 2000, the iShares MSCI Malaysia
(Free) Index Fund will commence offers of Creation Units of its iShares for U.S. dollars.

     The Company continues to seek relief from the Malaysian authorities to permit it to effect sales and redemptions of Creation Units of the MSCI Malaysia (Free) Index Fund's iShares on an "in kind" basis. There can be no assurances that such relief will be obtained, or that the Company's decision to permit offers and redemptions of Creation Units the MSCI Malaysia (Free) Index Fund's iShares for U.S. dollars will result in such Fund's iShares trading close to their net asset values.